SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 16, 2001

NORTHERN TRUST CORPORATION (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)

0-5965 (Commission File Number)	36-2723087 (IRS Employer Identification No.)

Fifty South LaSalle Street, Chicago, Illinois	60675
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code

(312) 630-6000

Item 5.	Other Events

The information contained in the registrant's January 16, 2001 press release, reporting on the registrant's earnings for the fourth quarter and for its 2000 fiscal year, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7.	Financial Statements and Exhibits

(c)	Exhibits:

	Exhibit 99	January 16, 2001 Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHERN TRUST CORPORATION (Registrant)

Dated: January 16, 2001	By:	/s/ Perry R. Pero Perry R. Pero Vice Chairman and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Page Number
99	January 16, 2001 Press Release	5